UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

PennyMac Mortgage Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	001-34416	27-0186273
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224‑7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 29, 2018, PennyMac Mortgage Investment Trust (the “Company”), through three of its subsidiaries, PennyMac Corp. (“PMC”), PennyMac Holdings, LLC (“PMH”), and PMT ISSUER TRUST—FMSR (“Issuer Trust”), entered into an Amended and Restated Master Repurchase Agreement by and among PMC, as seller, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent to the buyers (“CSFB”), Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as a buyer, Citibank, N.A. (“Citibank,” as a buyer and, collectively with CSCIB, the “VFN Buyers”), and the Company, as a guarantor (the “Syndicated VFN Repurchase Agreement”), as part of the structured finance transaction that PMC uses to finance Fannie Mae mortgage servicing rights and related excess servicing spread. The Syndicated VFN Repurchase Agreement amends and restates the terms of that certain master repurchase agreement, dated as of December 20, 2017, by and among PMC, CSFB, CSCIB and the Company (“CSCIB VFN Repurchase Agreement”), as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2017.  The purposes of the amendment and restatement are to (1) add Citibank as a syndicated buyer of a new Series 2017-VF1 Note No. 2, dated June 29, 2018, known as the “PMT ISSUER TRUST—FMSR MSR Collateralized Notes, Series 2017-VF1” (the “VFN”) replacing Series 2017-VF1 Note No. 1 dated December 20, 2017, and (2) increase the maximum purchase price from $375 million to $500 million, all of which is committed on a 50-50 pro rata basis between CSCIB and Citibank, subject to certain limitations described below.

The initial term of the Syndicated VFN Repurchase Agreement is set to expire on December 20, 2020, and may be extended for one additional two-year term by mutual consent, and an additional one-year amortizing period after the initial or extended term.

The pro rata portion available from CSCIB under the Syndicated VFN Repurchase Agreement may be reduced to the extent that the combined borrowed and/or purchased amounts outstanding under all of the credit agreements provided to the Company by CSFB, CSCIB and their affiliates (collectively, the “CS Repurchase Agreements”) exceed (i) a maximum combined purchase price of $1.5 billion, or (ii) a maximum combined committed purchase price of $650 million.  The pro rata portion available from CSCIB may also be reduced to the extent that the combined borrowed and/or purchased amounts outstanding under the Syndicated VFN Repurchase Agreement and a certain loan and security agreement, dated as of February 1, 2018, by and among PMC, PMH, and CSCIB (the “CS Loan Agreement”) exceed $375 million.

The pro rata portion available from Citibank under the Syndicated VFN Repurchase Agreement may be reduced to the extent that the combined purchased amounts outstanding under all of the credit agreements provided to the Company by Citibank (“Citi Repurchase Agreements”) exceed (i) a maximum combined purchase price of $900 million, or (ii) a maximum combined committed purchase price of $650 million.

If one VFN Buyer’s available pro rata portion of the committed amount and/or maximum purchase price under the Syndicated VFN Repurchase Agreement is reduced as described above, the other VFN Buyer’s committed amount and/or maximum purchase price shall be adjusted by a corresponding amount to maintain equal pro rata amounts as between the two VFN Buyers.  All transactions must be executed by the two VFN Buyers simultaneously and proportionately to their respective 50% pro rata shares.  For any VFN repurchase transaction requested on an uncommitted basis, such transaction shall only be entered to the extent both VFN Buyers agree to proportionately fund such transaction, subject to the maximum purchase price at the time.

The VFN as pledged under the Syndicated VFN Repurchase Agreement also serves as cross-collateral for PMC’s obligations under the CS Repurchase Agreements, the CS Loan Agreement, and the Citi Repurchase Agreements. CSFB, as administrative agent, may exercise such rights on behalf of each VFN Buyer as to its proportionate share of such collateral.

The other material provisions of the Syndicated VFN Repurchase Agreement remain the same as those in the CSCIB VFN Repurchase Agreement.

The obligations of PMC under the Syndicated VFN Repurchase Agreement are guaranteed in full by the Company (the “Amended VFN Guaranty”).  In connection with adding Citibank as a VFN Buyer, the parties also entered an amendment (the “Amended 2017-VF1 Supplement”) to that certain Series 2017-VF1 Indenture Supplement, dated as of December 20, 2017, as more fully described in the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2017.

The foregoing descriptions of the Syndicated VFN Repurchase Agreement, the Amended VFN Guaranty and the Amended 2017-VF1 Supplement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which have been filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

The foregoing descriptions of the CS Repurchase Agreements do not purport to be complete and are qualified in their entirety by reference to the descriptions of such agreements in the Company’s Current Report on Form 8-K as filed with the SEC on May 3, 2017, the full text of such agreements attached thereto as Exhibit 10.1 and Exhibit 10.3, respectively, and the full text of any amendments filed thereafter.

The foregoing description of the CS Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the description of such agreement in the Company’s Current Report on Form 8-K as filed with the SEC on February 7, 2018, the full text of such agreement attached thereto as Exhibit 10.1, and the full text of any amendments filed thereafter.

The foregoing descriptions of the Citi Repurchase Agreements do not purport to be complete and are qualified in their entirety by reference to the descriptions of such agreements in the Company’s Current Report on Form 8-K as filed with the SEC on March 8, 2017, the full text of such agreements attached thereto as Exhibit 10.1 and Exhibit 10.2, respectively, and the full text of any amendments filed thereafter.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1

Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, by and among PennyMac Corp., Credit Suisse AG, Cayman Islands Branch, Citibank, N. A., and Credit Suisse First Boston Mortgage Capital, LLC

10.2	Amended and Restated Guaranty, dated as of June 29, 2018, by PennyMac Mortgage Investment Trust in favor of Credit Suisse AG, Cayman Island Branch and Citibank, N.A.
10.3

Amendment No. 1 to the Series 2017-VF1 Indenture Supplement, dated as of June 29, 2018, by and among PMT ISSUER TRUST-FMSR, Citibank, N.A., PennyMac Corp. and Credit Suisse First Boston Mortgage Capital LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: July 6, 2018	/s/ Derek W. Stark
Derek W. Stark Senior Managing Director and Chief Legal Officer and Secretary